SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2007

Debut Broadcasting Corporation, Inc.
(Exact name of registrant as specified in charter)

Nevada	000-50762	88-0417389
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1209 - 16th Avenue South, Suite 200
Nashville, TN 37212
(Address of Principal Executive Offices)

(615) 866-0530
(Issuer Telephone number)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On November 14, 2007, Debut Broadcasting, Inc., (“DBC”) a wholly owned subsidiary of Debut Broadcasting Corporation, Inc., and GAP Broadcasting (“Affiliate”) entered into an Affiliate Agreement whereby Affiliate agrees to air certain commercials provided by DBC in nine radio markets in exchange for 82% of the monies received by DBC for the sale of advertising aired under the agreement. The Agreement is effective December 31, 2007 and may be terminated by either party with 30 days advance written notice.

Item 9.01  Exhibits.

10.1                    Impact Network Affiliate Agreement dated November 7, 2007 between Debut Broadcasting (“DBC”) and Gap Broadcasting (“Affiliate”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Steven Ludwig

Steven Ludwig
Chief Executive Officer

Date: November 19, 2007